SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       __________________________________

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported) 4/7/2005

                         First National Bancshares, Inc.
                         -------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Florida                      333-60283                  06-1522028
         -------                      ---------                  ----------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

5817 Manatee Avenue West, Bradenton, Florida                       34209
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's Telephone Number, including Area Code  (941) 794-6969

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

                                TABLE OF CONTENTS
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Item 2.02 Results of Operations and Financial Condition

First National Bancshares, Inc. has reported its 2005 1st Quarter Results. The company's press release dated April 7, 2005 announcing the results is attached hereto at exhibit 99.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a - 12 under the exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c ) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements, Pro Forms Financial Information and Exhibits

(c)  Exhibits

Exhibits 99 - Press Release dated April 7, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: 4/7/2005                           First National Bancshares, Inc.
                                          /s/ Angela O'Reilly
                                          Angela O'Reilly, Senior Vice President